UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 24, 2007
PANERA BREAD COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-19253 (Commission File Number)	04-2723701 (IRS Employer Identification No.)

6710 Clayton Road Richmond Heights, MO (Address of principal executive offices)	63117 (Zip Code)
314-633-7100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On May 24, 2007, at the Annual Meeting of Stockholders of Panera Bread Company, Panera’s stockholders approved an amendment to its 1992 Employee Stock Purchase Plan increasing the number of shares available for issuance under the plan from 700,000 to 825,000 and granting to Panera’s Board of Directors the power to designate subsidiaries whose employees are eligible to participate in the plan. The amended 1992 Employee Stock Purchase Plan, as approved by Panera’s Board of Directors, was attached as Exhibit A to the proxy statement filed with the Securities and Exchange Commission on April 13, 2007. A summary of the amended 1992 Employee Stock Purchase Plan’s terms was provided in such proxy statement and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Exhibit
10.1	1992 Employee Stock Purchase Plan, as amended. Incorporated by reference to Exhibit A to the Company’s Proxy Statement dated April 16, 2007 filed on Schedule 14A with the Commission on April 13, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANERA BREAD COMPANY
Date: May 25, 2007	By:	/s/ Jeffrey W. Kip
		Name:	Jeffrey W. Kip
		Title:	Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
10.1	1992 Employee Stock Purchase Plan, as amended. Incorporated by reference to Exhibit A to the Company’s Proxy Statement dated April 16, 2007 filed on Schedule 14A with the Commission on April 13, 2007.